UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1448 NW Market St, Suite 500, Seattle, WA	98107
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 331-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	MCHX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Marchex, Inc. ("Marchex" or the "Company") has entered into a Stock Purchase Agreement (“SPA”) dated May 8, 2026 to acquire 100% of the outstanding shares of capital stock of Archenia, Inc. (the “Transaction”) from the Archenia stockholders (the “Sellers”) for a base consideration consisting of an aggregate of $10 million in convertible promissory notes to be issued to the Sellers (the “Notes”), with interest at 6%, payable in three equal tranches on the 12-, 18- and 24-month anniversaries of the closing date of the Transaction (the “Closing Date”). Principal and interest under the Notes would be convertible in whole or in part into shares of Marchex’s Class B common stock at $1.80 per share. In addition, for each of the first and second 12-month periods following the Closing Date, to the extent (1) Archenia’s revenue or Adjusted EBITDA exceed such amounts for the 12-month period prior to the Closing Date, and (2) Archenia achieves certain specified integration or customer retention targets, Marchex will issue to the Sellers an aggregate of 2 million shares of its Class B common stock for each such period (the "Earn-out Consideration," and together with the Notes, the "Purchase Price").

The SPA contains customary representations, warranties and covenants, termination rights, as well as indemnification provisions subject to specified limitations. The completion of the Transaction is subject to certain closing conditions, including the receipt of approval of a majority of the Company’s stockholders disinterested in the Transaction.

A special committee of Marchex’s Board of Directors consisting solely of independent directors (the “Special Committee”) has approved Marchex entering into the SPA because certain of the Sellers are related parties. In considering the SPA, the Special Committee retained Craig-Hallum Capital Group LLC as financial advisor, which provided a fairness opinion with respect to the Purchase Price. DLA Piper LLP (US) served as independent legal counsel to the Special Committee. Subject to receiving the requisite stockholder approval and satisfaction of other closing conditions, the Company expects the Transaction to close early in the third quarter of 2026.

The foregoing description of the SPA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the SPA, which will be attached as an exhibit to the Company’ proxy statement.

Additional Information and Where to Find It

In connection with the proposed Transaction described above, the Company intends to file with the SEC a proxy statement and other relevant documents. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed Transaction. Before making any voting decision, the Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) carefully and in its entirety, as well as any other relevant documents filed with the SEC in connection with the proposed Transaction or incorporated by reference therein, when they become available because they will contain important information about the proposed Transaction and the parties to the proposed Transaction. Investors and stockholders will be able to obtain a copy of the proxy statement and other documents filed by the Company with the SEC (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, www.marchex.com.

Certain Information Regarding Participants

The Company and its directors and executive officers and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company’s Class B common stock in respect of the proposed Transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 26, 2026, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on April 17, 2026, and the proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 4, 2025. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by the Company with the SEC in respect of the proposed Transaction when they become available.

Forward-Looking Statements

Certain statements included above contain forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding the entering the SPA, its terms, and consummation of the Transaction, the satisfaction of the thresholds for the contingent consideration contemplated by the SPA, and the Company’s strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. The Company may not actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on such statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in such statements due to a number of important factors, including but not limited to product demand, order cancellations and delays, competition, changes in business strategy or development plans, and general economic and business conditions. These factors are described in greater detail in the “Risk Factors” section of the Company’s most recent periodic report or registration statement filed with the SEC. All of the information provided herein is as of May 12, 2026 and the Company undertakes no duty to update the information provided herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: May 12, 2026	By:	/s/ FRANCIS J. FEENEY
	Name:	Francis J. Feeney
	Title:	Corporate Secretary